SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated April 7, 2006
to Prospectus Dated May 1, 2005

The Board of Directors of SBL Fund (the “Fund”) has approved the reorganization of each of SBL Fund Series G (Large Cap Growth), SBL Fund Series S (Social Awareness) and SBL Fund Series W (Main Street Growth and Income®) (each an “Acquired Fund”) into the corresponding “Acquiring Fund” in the chart below (each such transaction a “Reorganization”).

Acquired Fund	Acquiring Fund
SBL Fund Series G (Large Cap Growth)	SBL Fund Series Y (Select 25)
SBL Fund Series S (Social Awareness)	Neuberger Berman AMT Socially Responsive Portfolio Class S Shares*
SBL Fund Series W (Main Street Growth and Income®)	SBL Fund Series H (Enhanced Index)
*A series of the Neuberger Berman Advisers Management Trust, another registered investment company.

The Board approved each of the Reorganizations because it believes that the Reorganizations are in the best interests of the above series of SBL Fund and the beneficial owners of their shares, and will not dilute the interests of Fund investors. The Reorganization will be submitted to a vote of the shareholders of each Acquired Fund at a meeting to be held on or about June 1, 2006. In advance of the meeting, a combined proxy statement/prospectus describing the Acquiring Fund, its investment adviser and each proposed Reorganization will be mailed to shareholders of record as of April 3, 2006.

If the Reorganization is approved by the shareholders of an Acquired Fund and certain other conditions are satisfied, the assets and liabilities of the Acquired Fund will be transferred to the corresponding Acquiring Fund, and shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. Acquired Fund shareholders will receive shares of the Acquiring Fund, having an equivalent net asset value to their investments in the Acquired Fund, in exchange for their shares of the Acquired Fund. If the Reorganization is approved by shareholders of an Acquired Fund, it is expected that the Reorganization of the Fund will occur effective as of the close of business on June 16, 2006.

The Acquired Funds will no longer accept orders for the purchase of shares, effective May 1, 2006, although investors may redeem shares of the Acquired Funds after that date.

Please Retain This Supplement For Future Reference